U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

SOUTHERN FINANCIAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-22836	54-1779978
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

37 East Main Street Warrenton, Virginia	20186
(Address of principal executive office)	(Zip Code)

Registrant’s Telephone Number, including area code: (540) 349-3900

ITEM 5.    OTHER EVENTS

On April 24, 2003, Southern Financial Bancorp, Inc. (“Southern Financial”) publicly disseminated a press release announcing its earnings for the three months ended March 31, 2003. The purpose of this Current Report on Form 8-K is to file as an exhibit a copy of Southern Financial’s press release dated April 24, 2003 announcing such event. The press release is incorporated by reference into this Item 5 and the foregoing description of the press release is qualified in its entirety by reference to Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1	— Press Release dated April 24, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN FINANCIAL BANCORP, INC.

Dated: April 25, 2003	By:	/s/ PATRICIA A. FERRICK
Patricia A. Ferrick Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 24, 2003